Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories

NOTE 13: Inventories

Thousands of $ For the years ended December 31	2023	2022
Raw materials and consumables	2,779	2,327
Total Inventories	$2,779	$2,327

Inventories are recognized at the lower of cost or net realizable value. Inventories recognized as an expense during the year ended December 31, 2023, amounted to $5.7 million (2022: $3.6 million; 2021: $3.2 million). These were included in cost of sales.